Exhibit 99.1

2025 1. Proposal No. 1 — The “Business Combination Proposal” — a proposal to approve and adopt the Business Combination Agreement, dated as of June 17, 2024 (as amended on December 6, 2024, the “Business Combination Agreement”), by and among Hennessy Capital Investment Corp., a Delaware corporation (“HCVI”), Namib Minerals, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“PubCo”) and a direct whollyown subsidiary of The Southern SelliBen Trust, a registered New Zealand foreign trust, Midas SPAC Merger Sub Inc., a Delaware corporation and a direct whollyowned subsidiary of PubCo (“SPAC Merger Sub”), Cayman Merger Sub Ltd., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly-owned subsidiary of PubCo (“Company Merger Sub”), and Greenstone Corporation, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“Greenstone”). Pursuant to the terms of the Business Combination Agreement, (a) Company Merger Sub will be merged with and into the Company (the “Company Merger”), with the Company being the surviving entity of the Company Merger and becoming a wholly-owned subsidiary of PubCo; and (b) immediately following the Company Merger, SPAC Merger Sub will be merged with and into HCVI (the “SPAC Merger” and, together with the Company Merger, the “Mergers”), with HCVI being the surviving entity of the SPAC Merger and becoming a wholly-owned subsidiary of PubCo. Upon closing of the Mergers (the “Closing,”) HCVI and Greenstone each will become a direct wholly-owned subsidiary of PubCo, and PubCo will become a publicly traded company operating under the name “Namib Minerals”; 2. Proposal No. 2 — The “Non-Binding Governance Proposals” — two separate proposals to approve, on a non-binding advisory basis, upon certain material differences between HCVI’s existing organizational documents and the Second Amended and Restated Memorandum and Articles of Association of PubCo, in the form attached to the Proxy Statement as Annex D and as will be in effect as of the Closing (the “PubCo Organizational Documents”), specifically: (A) Number of Authorized Shares (Proposal No. 2A) — a proposal to provide that the proposed PubCo Organizational Documents increase the total number of authorized shares of all classes of capital stock to one class of stock consisting of 500,000,000 ordinary shares with a par value of $0.0001 each; and (B) Removal and Appointment of Directors (Proposal No. 2B) — a proposal to provide that (1) Namib Minerals may by ordinary resolution (defined as a resolution of a general meeting, at which a quorum is present, passed by a simple majority of the votes cast by, or on behalf of, the members entitled to vote thereon in person or by proxy, and includes a unanimous written resolution) appoint any person to be a director of PubCo or may by ordinary resolution remove any director of PubCo. and (2) the directors of PubCo may appoint any person to be a director of PubCo, either to fill a vacancy or as an additional director of PubCo, provided that the appointment does not cause the number of directors of PubCo to exceed any number fixed by or in accordance with the proposed charter as the maximum number of directors of PubCo; and 3. Proposal No. 3 — The “Equity Incentive Plan Proposal” — a proposal to approve the equity incentive plan of PubCo and the material terms thereunder, a copy of which is attached to the Proxy Statement as Annex C, which will be in effect immediately prior to the Closing; and 4. Proposal No. 4 — The “Adjournment Proposal” — a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event, based on the tabulated votes, that there are not sufficient votes at the time of the special meeting to approve any of the other proposals presented at the special meeting or in order to seek withdrawals from HCVI stockholders who have exercised their redemption right. NOTE: In their discretion, the proxyholders will vote on such other business as may properly come before the special meeting. HENNESSY CAPITAL INVESTMENT CORP. VI PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK EASY FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED CONTROL NUMBER Signature______________________________ Signature, if held jointly__________________________________ Date_____________, 2025 Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. Please mark your votes like this X FOR AGAINST ABSTAIN INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend: https://www.cstproxy.com/ hennessycapvi/2025 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Continental Stock Transfer and Trust, 1 State Street, New York, NY 10004-1571. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on _________, 2025. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 2025

HENNESSY CAPITAL INVESTMENT CORP. VI PO BOX 1036, 195 US HWY 50, SUITE 309 ZEPHYR COVE, NV 89448 YOUR VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on _______, 2025 at [ ] a.m. local time: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/hennessycapvi/2025 The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated _______ (the “Proxy Statement”) in connection with the special meeting of stockholders of Hennessy Capital Investment Corp. VI (HCVI) and at any adjournments thereof (the “Meeting”) to be held at https://www.cstproxy.com/hennessycapvi/2025 at _____, Eastern time on ______ as a virtual meeting, and hereby appoints Daniel J. Hennessy and Nicholas Geeza, and each of them individually, the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of HCVI registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL NO. 1, PROPOSAL NO. 2, PROPOSAL NO. 3 AND PROPOSAL NO. 4. THE ABOVE-NAMED PROXYHOLDERS WILL VOTE SUCH SHARES IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. (Continued and to be marked, dated and signed, on the other side) FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED HENNESSY CAPITAL INVESTMENT CORP. VI THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON _________, 2025 PROXY CARD